SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of _______________, 2019, by and between Cardax, Inc., a Delaware corporation (the “Company”), and _______________ (the “Purchaser”). Certain capitalized terms used in this Agreement are defined in Section 1.1.

WHEREAS, the Company is a public company with its shares of common stock, par value $0.001 per share (the “Common Stock”) traded on the OTCQB under the symbol “CDXI”;

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, subject to the terms and conditions set forth in this Agreement the Company desires to sell to the Purchaser and the Purchaser desires to purchase for aggregate consideration of $_______________, a convertible promissory note (the “Note”), in the form attached hereto as Exhibit I, with an aggregate principal amount of $_______________, convertible into shares of Common Stock at $____, subject to adjustment and upon the terms and conditions set forth in the Transaction Documents.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser, intending to be legally bound hereby, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means any day except any Saturday, any Sunday, any day that is a federal legal holiday in the United States, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Note pursuant to Section 2.1.

“Closing Date” means the date of this Agreement.

“Company Sub” means Cardax Pharma, Inc., a Delaware corporation and a wholly owned subsidiary of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Purchase Amount” means the aggregate amount to be paid for the Note, which amount shall be paid by the Purchaser making a payment to the Company as provided in this Agreement.

“Registration Statement” means the registration statement filed by the Company with the Securities and Exchange Commission for the public offering of Common Stock and warrants to purchase Common Stock (registration no. 333-233281).

“Securities” means the Note and any shares of Common Stock issued or issuable to the Purchaser under the Note.

“Short Sale” means any securities transaction in which a Person sells a number of shares or other units of a security that are not owned by such Person at the time of such sale.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Note, and all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transaction contemplated hereunder.

ARTICLE II

PURCHASE AND SALE

2.1 Closing.

(a) On the Closing Date, the Purchaser shall purchase the Note and the Company shall issue the Note.

2.2 Deliveries.

(a) On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company a check or wire transfer of the Purchase Amount in accordance with the check or wire transfer instructions set forth on Schedule A to this Agreement.

(b) On the Closing Date, the Company and the Purchaser shall close the purchase and sale of the Note and the Company shall promptly deliver or cause to be delivered to the Purchaser evidence of the issuance and delivery of the Note by appropriate instructions to the stock transfer agent of the Company.

2

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser as of the date hereof and as of the Closing Date (unless such representation is made as of a specific date therein in which case such representation and warranty shall be accurate as of such date):

(a) Organization and Qualification. Each of the Company and the Company Sub is an entity duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b) Capitalization. The capitalization of the Company is properly reflected in all material respects by the SEC Filings as of the date indicated in such filings.

(c) Private Placement. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Note to the Purchaser as contemplated hereby. The issuance and sale of the Note hereunder does not contravene the rules and regulations of the Trading Market applicable to the Company.

(d) SEC Filings. The documents (the “SEC Filings”) that have been filed by the Company with the SEC do not (as amended and supplemented) contain a material misstatement of fact or does not omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as interpreted by the Exchange Act.

(e) Financing Needs. The Company requires immediate financing through the offering of the securities under this Agreement to acquire additional funds for certain working capital and general corporate purposes that are due and payable within 30 days and if not paid would cause a material adverse effect to the Company, including the payment of payroll and other cash compensation and insurance. Accordingly, the purpose of the offering under this Agreement is different than the planned use of proceeds from the public offering described in the Registration Statement.

3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority.

(i) The Purchaser is either an individual or an entity that is duly incorporated or formed, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company, or similar power and authority to enter into and to consummate the transaction contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.

(ii) The execution and delivery of the Transaction Documents and performance by the Purchaser of the transaction contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company, or similar action, as applicable, on the part of the Purchaser.

(iii) Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally; (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

3

(b) Own Account. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling the Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other person to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Securities hereunder in the ordinary course of its business or investment strategy.

(c) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and as of the date hereof it is an “accredited investor” as defined in Rule 501 under the Securities Act; or (ii) a Non U.S. Person within the meaning of Regulation S under the Securities Act. The information provided by the Purchaser to the Company in the Certificate of Accredited Investor Status is true and correct.

(d) Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(e) No Short Sales. The Purchaser shall not directly or indirectly, nor shall any Person acting on behalf of or pursuant to any understanding with the Purchaser, execute any Short Sales of the securities of the Company while the Note is outstanding.

[The following provisions of subsection (f) and (g) are included in the form of purchase agreement for the issuance by the Company of convertible promissory notes similar to this Note but are not effective in this Agreement and shall be deemed mute in this Agreement.]

(f) Disclosure.

(i) The Purchaser acknowledges and agrees that the information provided and available to the Purchaser at the time that this Agreement is executed and delivered (including, but not limited to the SEC Filings) (the “Execution Date Information”) may not include all of the material information that would be provided to a purchaser of securities in an offering of securities that is registered under the Securities Act and included in a prospectus that is required to be delivered in accordance with Section 5 of the Securities Act. Additionally, the Purchaser acknowledges that it will not have the benefits of the disclosures and the civil remedies that flow from an offering registered under the Securities Act.

(ii) The Purchaser agrees that it has had an opportunity to conduct its due diligence on the investment and in connection therewith: (a) obtain additional information concerning investment in the Securities, including without limitation, information concerning the Company and any other matters relating directly or indirectly to the purchase of the Securities by the Purchaser; (b) ask questions of, and receive answers from, the executives of the Company concerning the terms and conditions of investment in the Securities and to obtain such additional information as may have been necessary to verify the accuracy of any information that may have been provided to the Purchaser; and (c) acknowledges that the only information the Purchaser relied upon is information or documentation that was provided expressly by the Company to the Purchaser for such purposes. The Purchaser acknowledges that it has had information about the Company based on its investments in the Company and by reference to the SEC Filings other than the Registration Statement.

4

(iii) The Purchaser and/or Purchaser’s advisor acknowledges that it has received and reviewed the SEC Filings, including the summary of risks contained in the “Risk Factors” sections in such documents and Schedule B and certain matters regarding the use of proceeds set forth in Section 4.3 and had access to or been furnished with sufficient facts and information to evaluate an investment in the Company and a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Company and all such questions have been answered to the full satisfaction of the Purchaser. The Purchaser acknowledges that in addition to the risks summarized in Schedule B, there is a risk that the public offering contemplated by the Registration Statement will not be consummated, that the Company may abandon the Registration Statement for any reason, including without limitation, market conditions or any decision by the lead underwriter described therein, which decision is in the sole and absolute discretion of such underwriter. The Purchaser acknowledges it would purchase the securities to be issued by the Company under this Agreement even if the Company does not complete the public offering described in the Registration Statement.

(g) Solicitation. The Purchaser acknowledges that it did not become interested in the purchase of securities to be issued by the Company through any general solicitation or advertisement, including the Registration Statement. The Purchaser acknowledges that it has a substantive, preexisting personal investment relationship with the Company based on its ownership of Common Stock and warrants and several investments by the Purchaser. The Purchaser was solicited by the Company via direct solicitation by the Chief Executive Officer of the Company (the “CEO”), who has a personal relationship with the Purchaser, and a determination by the CEO that the Purchaser has the means and is likely to continue its investment interest in the Company. The Purchaser acknowledges that it was solicited by the Company for interest in the securities to be issued by the Company under this Agreement and that the Purchaser was not identified or contacted through the marketing of the public offering under the Registration Statement and the Purchaser did not independently contact the Company as a result of any solicitation by any broker dealer, including the lead underwriter specified in the Registration Statement.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of any of the Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

5

(b) Legend on Share Certificates. The Purchaser agrees to the imprinting, so long as is required by this Section 4.1, of a legend on any of the certificates representing the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

(c) The legends set forth in Section 4.1(b) shall, to the fullest extent permitted, be removed (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of the Securities pursuant to Rule 144, (iii) if the Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Securities and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC).

(d) The Purchaser agrees that it will sell any Securities only pursuant to either: (i) the registration requirements of the Securities Act, including any applicable prospectus delivery requirements; or (ii) an exemption therefrom, and that if the Securities are sold pursuant to any such effective registration statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing the Securities set forth in this Section 4.1 is predicated upon the Company’s reliance upon this understanding.

4.2 Non-Public Information. Except with respect to the material terms and conditions of the transaction contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser, agent, or counsel shall have entered into a written agreement with the Company regarding the confidentiality and use of such information or such Person is otherwise obligated to maintain the confidentiality of such information and not use such information in violation of applicable law. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in evaluating and providing any information it receives in connection with its consideration of purchasing the Securities.

4.3 Use of Proceeds. The Company will use the proceeds from this transaction for its product development, commercialization, and general corporate purposes.

4.4 Replacement of Certificates. If any certificate or instrument evidencing the Securities is mutilated, lost, stolen, or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft, or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities and may be required to provide an indemnity in favor of the Company.

6

ARTICLE V

MISCELLANEOUS

5.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants, and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery, and performance of this Agreement.

5.2 Entire Agreement. The Transaction Documents contain the entire understanding of the parties with respect to the subject matter thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3 Notices. All notices (including any consent required of any party to the Transaction Documents) given or permitted to be provided pursuant to the Transaction Documents shall be in writing and shall be mailed by certified mail, delivered by professional courier or hand, or transmitted via email. The Purchaser may change the address that notices should be delivered to it by delivering a notice with the corrected information to the Company. The Company may change the address that notices should be delivered to it by delivering a notice with the corrected information to the Purchaser then a party to this Agreement. In each case, such corrected information to be effective only upon delivery of such notice. Except as otherwise expressly provided in the Transaction Documents, each such notice shall be effective on the date three days after the date of mailing or, if delivered by hand or professional courier, or transmitted via email with delivery receipt (or acknowledgement or confirmation which may be by electronic means), on the date of delivery, provided, however, that notices to the Company will be effective upon receipt.

5.4 Amendments; Waivers. No provision of the Transaction Documents may be waived, modified, supplemented or amended except by means of a written agreement signed, in the case of an amendment, by the Company and the Purchaser subject to such waiver, modification, supplement or amendment. No waiver of any default with respect to any provision, condition or requirement of the Transaction Documents shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement thereof, nor shall any delay or omission of any party to exercise any right thereunder in any manner impair the exercise of any such right.

5.5 Headings. The headings in the Transaction Documents are for convenience only, do not constitute a part of the Transaction Documents and shall not be deemed to limit or affect any of the provisions thereof.

5.6 Successors and Assigns. The Transaction Documents shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign the Transaction Documents or any rights or obligations thereunder without the prior written consent of the Purchaser (other than by merger). The Purchaser may assign any or all of its rights under this Agreement to any Person; provided that such assignment is approved by the Company, which approval shall not be unreasonably withheld, delayed or conditioned and such transferee agrees in writing to be bound by the provisions of the Transaction Documents that apply to the “Purchaser” and such transferee is able and makes the representations and warranties to the Company provided under Section 3.2.

7

5.7 Third-Party Beneficiaries. The Transaction Documents are intended for the benefit of the parties thereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision thereof be enforced by, any other Person.

5.8 Governing Law. The Transaction Documents are to be construed in accordance with and governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

5.9 Attorney Fees. If one or more parties shall commence an action, suit, or proceeding to enforce any provision of the Transaction Documents, then the prevailing party or parties in such action, suit, or proceeding shall be reimbursed by the other party or parties to such action, suit, or proceeding for the reasonable attorneys’ fees and other costs and expenses incurred by the prevailing party or parties with the investigation, preparation, and prosecution of such action, suit, or proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for the applicable statute of limitations.

5.11 Counterparts and Execution. The Transaction Documents may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by email delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page was an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of any Transaction Document is held by a court of competent jurisdiction to be invalid, illegal, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions set forth therein shall remain in full force and effect and shall in no way be affected, impaired, or invalidated, and the parties thereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant, or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants, and restrictions without including any of such that may be hereafter declared invalid, illegal, void, or unenforceable.

5.13 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.14 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

[signature page follows]

8

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Cardax, inc.

By:
Name:
Title:

[Name of Purchaser]

By:
Name:
Title:

SCHEDULE A

Check and Wire Transfer Instructions

[provided separately]

SCHEDULE B

Certain Additional Risk Factors

In addition to the risk factors summarized in the Company’s SEC Filings, you should consider the following:

An investment in the Securities involves a high degree of risk. You should carefully consider the risks summarized in the Company’s SEC Filings, together with all of the other information provided to you in this Agreement, before making an investment decision. If any of the following risks actually occur, our business, financial condition or results of operations could suffer. In that case, the trading price of our shares of Common Stock could decline, and you may lose all or part of your investment. You should read the section entitled “Forward-Looking Statements” included in our SEC Filings for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements.

The terms of this transaction and the purchase price for the Securities were not independently valued and may not be indicative of the future price of Common Stock.

Our board of directors determined the terms and conditions of this transaction, including the purchase price of the Securities. The purchase price of the Securities was not necessarily determined to be equal to the market price of the Common Stock on the OTCQB or the fair value of the Company. If you purchase the Securities, you may not be able to sell any of the Securities at or above the purchase price. The trading price of the Common Stock will be determined by the marketplace and will be influenced by many factors outside of the Company’s control, prevailing interest rates, investor perceptions, securities analyst research reports and general industry, geopolitical, and economic conditions. Publicly traded stocks, including stocks of pharmaceutical and nutraceutical companies, often experience substantial market price volatility. These market fluctuations might not be related to the operating performance of particular companies whose shares are traded. Accordingly, we cannot assure you that if you purchase the Securities you will later be able to sell any of the Securities at or above the purchase price.

The Securities are “Restricted Securities” under the Securities Act and there is no assurance they will be registered.

The Securities will be restricted securities under United States federal and applicable state securities laws. The Securities will be restricted securities unless and until the Securities are registered. Restricted securities may not be transferred, sold or otherwise disposed of in the United States, except as permitted under United States federal and state securities laws, pursuant to registration or an exemption therefrom. You should be prepared to hold the Securities for an indefinite period.

The Securities may not be sold unless, at the time of such intended sale, there is a current registration statement covering the resale of the securities or there exists an exemption from registration under the Securities Act, and such securities have been registered, qualified, or deemed to be exempt under applicable securities or “blue sky” laws in the state of residence of the seller or in the state where sales are being affected.

If there is not an effective registration statement covering the resale of the Securities, you will be precluded from disposing of such shares unless such shares may become eligible to be disposed of under the exemptions provided by Rule 144 under the Securities Act without restriction. If the Securities are not registered for resale under the Securities Act, or exempt therefrom, and registered or qualified under applicable securities or “blue sky” laws, or deemed exempt therefrom, the value of the Securities will be greatly reduced.

Insufficient Capital

There can be no assurance or guarantee that the Company will raise sufficient capital, through this transaction or otherwise, to meet the Company’s business objectives or fund its operations. The audited financial statements of the Company include a going concern qualification and the Company has significant liquidity issues, including that described in the SEC Filings. There can be no assurance that other obligations that are necessary for the Company will not be incurred or that the budgeted expenditures will not be subject to any material increase.

*****

NEITHER THIS SECURITY NOR THE SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION HAVE BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Principal Amount: $_______________	Issue Date: _______________, 2019
Purchase Price: $_______________

CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, Cardax, Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of _______________ (together with its successors and assigns, the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $_______________ on _______________ (the “Maturity Date”), unless extended by mutual written agreement of the parties, or such earlier date as required or permitted hereunder, and to pay interest to the Holder on the outstanding principal amount in accordance with the provisions hereof. Notwithstanding the foregoing, repayment of this Note may be amortized upon the Maturity Date in accordance with Section 4.2. This convertible promissory note (the “Note”) is issued pursuant to the terms of that certain Securities Purchase Agreement (the “Purchase Agreement”) by and between the Company and the Holder, and may be prepaid or converted into common stock of the Holder, par value $0.001 per share (the “Common Stock”) as set forth herein. By acceptance of this Note, each party agrees to be bound by the applicable terms of the Purchase Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

The following terms shall apply to this Note:

Article I. MANNER OF PAYMENT

1.1 Method of Payment. All payments hereunder shall be made in lawful money of the United States of America no later than 5:00 PM on the date on which such payment is due by check, certified check payable to the Holder, or by wire transfer of immediately available funds to the Holder’s account at a bank specified by the Holder in writing to the Company from time to time.

1.2 Business Day Convention. Whenever any amount expressed to be due by the terms of this Note is due on any day that is not a business day, the same shall instead be due on the next succeeding business day. As used in this Note, the term “business day” shall mean any day except any Saturday, any Sunday, any day that is a federal legal holiday in the United States, or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

Article II. INTEREST

2.1 Interest Rate. Except as otherwise provided herein, the outstanding principal amount of the Note shall bear interest at a rate (the “Interest Rate”) of _______________ (__%) per annum from the date hereof and shall continue on the outstanding principal amount of the Note until paid or converted in full in accordance with the provisions hereof.

2.2 Interest Payments. The Company shall pay interest in cash to the Holder (i) monthly in arrears, on or prior to the 10th calendar day of each month, beginning on the first such date after the Issue Date, (ii) on each Conversion Date (as to that principal amount then being converted, less any such interest amount then being converted), (iii) on each Prepayment Date (as to that principal amount then being paid), and (iv) on the Maturity Date (as to that principal amount then being paid, if any) (each such date, an “Interest Payment Date”).

2.3 Interest Calculations. Interest shall be calculated on the basis of a year of 365/366 days, as the case may be, and the actual number of days elapsed. Interest shall accrue on the Issue Date but shall not accrue on any Conversion Date (as to that principal amount then being converted), on any Prepayment Date (as to that principal amount then being paid), on the Maturity Date (as to that principal amount then being paid, if any), or on up to the first 10 calendar days of each month wherein an Amortization Payment is being made pursuant to Section 4.2 (as to that principal amount then being paid).

2.4 Default Interest. Upon an Event of Default (as defined in Section 6.1), the Interest Rate shall increase to eighteen percent (18%) per annum from the date thereof until cured or waived.

2.5 Interest Rate Limitation. If at any time and for any reason whatsoever, the interest rate payable on the Note shall exceed the maximum rate of interest permitted to be charged by the Holder to the Company under applicable law, such interest rate shall be reduced automatically to the maximum rate of interest permitted to be charged under applicable law. That portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest permitted by applicable law shall be deemed a voluntary prepayment of principal.

Article III. CONVERSION

3.1 Method of Conversion. At any time while this Note is outstanding, this Note shall be convertible, in whole or in part, into shares (the “Conversion Shares”) of Common Stock at the Conversion Price (as defined below), at the option of the Holder, at any time and from time to time. The Holder shall effect conversions by delivering to the Company a Notice of Conversion, the form of which is attached hereto as Exhibit I (each, a “Notice of Conversion”), specifying therein the outstanding principal amount of this Note, plus at the Holder’s option, any accrued and unpaid interest thereon, to be converted and the date on which such conversion shall be effected (such date, a “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder.

3.2 Conversion Price. The conversion price (the “Conversion Price”) per share of Common Stock in effect on any Conversion Date shall be equal to $____, subject to adjustment as provided below.

(a) Adjustment Upon Stock Split. If at any time while this Note is outstanding, the Company: (i) subdivides outstanding shares of Common Stock into a larger number of shares, (ii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iii) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be equitably adjusted. Any adjustment made pursuant to this Section 3.2(a) shall become effective immediately after the effective date of the subdivision, combination, or re-classification.

3.3 Mechanics of Conversion.

(a) Conversion Shares Issuable Upon Conversion. The number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note to be converted, plus at the Holder’s option, any accrued and unpaid interest thereon to be converted, by (y) the Conversion Price.

2

(b) No Fractional Shares Upon Conversion. No fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share that the Holder would otherwise be entitled to upon such conversion, the Company shall at its election, either pay a cash adjustment in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(c) Delivery of Certificate Upon Conversion. On the Conversion Date, or promptly thereafter, the Company shall issue and deliver or cause to be issued and delivered a certificate or certificates representing the Conversion Shares.

(d) Surrender of Note Upon Conversion. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to the Company unless the entire outstanding principal amount of this Note, plus all accrued and unpaid interest thereon, is to be converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note and accrued and unpaid interest thereon, in an amount equal to the applicable conversion, and all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Conversion Shares, as provided herein. The Holder and the Company shall maintain records showing the principal and interest amount(s) converted and the date of such conversion(s). In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error. The Holder, and any assignee by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.

(e) Authorized Shares. The Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note. The Company represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable.

Article IV. REPAYMENT

4.1 Prepayment. Notwithstanding anything to the contrary contained in this Note, the Company may prepay the amounts outstanding hereunder pursuant to the following terms and conditions:

(a) At any time while this Note is outstanding, the Company shall have the right, exercisable on not less than five (5) trading days prior written notice (a “Prepayment Notice”) to the Holder, to prepay the Note (outstanding principal and accrued interest), in whole or in part, without penalty.

(b) Notwithstanding the Prepayment Notice, upon receipt of such notice and prior to the prepayment date (the “Prepayment Date”) specified by the Company in the Prepayment Notice, the Holder may elect to convert any outstanding portion of the Note, including any accrued interest, by submitting a Notice of Conversion to the Company as set forth in this Note.

4.2 Repayment Amortization Upon Maturity. If this Note, or any portion thereof, remains outstanding upon the Maturity Date, then repayment of the unpaid and unconverted principal amount of this Note, shall be amortized over the following thirty-six (36) months, with monthly payments (each, an “Amortization Payment”) to be made on or prior to the 10th calendar day of each month, beginning on the first such date after the Maturity Date. Until this Note is repaid or converted in full, the Holder shall continue to have all rights as a holder of this Note.

3

Article V. CERTAIN COVENANTS

5.1 Sale or Disposition of Assets. So long as the Company shall have any obligation under this Note, the Company shall not, without the Holder’s written consent, sell, lease, or otherwise dispose of all or substantially all of its assets outside the ordinary course of business unless the proceeds of any disposition of its assets shall be used to repay this Note.

5.2 Non-Circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate or Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all the provisions of this Note and take all action as may be required to protect the rights of the Holder.

Article VI. EVENTS OF DEFAULT

6.1 Events of Default. The occurrence of any of the following events shall constitute an “Event of Default”:

(a) Failure to Pay Principal or Interest. The Company fails to pay the principal hereof or interest thereon when due on this Note and such non-payment continues for a period of fifteen (15) days.

(b) Failure to Deliver Conversion Shares. The Company fails to issue and deliver or cause to issue and deliver the Conversion Shares to the Holder for a period of fifteen (15) days from the Conversion Date, provided that, an Event of Default shall not occur under this Section 6.1(b) if the Company shall have delivered proper issuance instructions for the Conversion Shares to its stock transfer agent prior to such date.

(c) Breach of Covenants. The Company breaches any material covenant or other material term or condition contained in this Note or any other Transaction Documents and such breach continues for a period of fifteen (15) days.

(d) Breach of Representations or Warranties. Any representation or warranty of the Company made in this Note or any other Transaction Documents shall be false or misleading in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Holder with respect to this Note or any other Transaction Documents, and such breach continues for a period of fifteen (15) days.

(e) Bankruptcy. Bankruptcy, insolvency, reorganization, or liquidation proceedings, or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company or any subsidiary of the Company; or the Company admits in writing its inability to pay its debts generally as they mature, provided that, any disclosure of the Company’s ability to continue as a “going concern” shall not be an admission that the Company cannot pay its debts as they become due; or the Company or any subsidiary of the Company shall make an assignment for the benefit of creditors or commence proceedings for its dissolution, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business, or such a receiver or trustee shall otherwise be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or any dissolution, liquidation, or winding up of Company or any substantial portion of its business.

4

(f) Change of Control. The occurrence after the date hereof of any of (a) an acquisition by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company, other than in connection with an underwritten public offering, (b) the Company consummates a merger or similar transaction, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the Company or the successor entity of such transaction, or (c) the Company sells or transfers all or substantially all of its assets and the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a two year period of more than half of the members of the Board of Directors, if not approved by a majority of the Board of Directors, (e) David G. Watumull and David M. Watumull shall both have been terminated by the Company as Chief Executive Officer and Chief Operating Officer other than for cause, or (f) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (e) above

(g) Judgments. Any money judgment, writ, or similar process shall be entered or filed against the Company or any subsidiary of the Company or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded, or unstayed for a period of one-hundred eighty (180) days unless otherwise consented to by the Holder, which consent will not be unreasonably withheld.

(h) Delisting of Common Stock. The Company shall fail to maintain the listing of the Common Stock on the OTCQB or on the principal securities exchange or other securities market on which the Common Stock is then being traded, and such delisting continues for a period of fifteen (15) days.

6.2 Remedies Upon Event of Default. Upon an Event of Default, interest on this Note shall accrue pursuant to Section 2.4, and the outstanding principal amount of this Note, plus accrued and unpaid interest, shall become, at the Holder’s election, immediately due and payable in cash. In lieu of cash payment, the Holder may elect to receive from time to time all or part of the outstanding principal amount of this Note, plus accrued and unpaid interest, in Conversion Shares. Such acceleration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 6.2. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

[signature page follows]

5

IN WITNESS WHEREOF, Company has caused this Note to be signed in its name by its duly authorized officer as of the date first above written.

CARDAX, INC.

By:
Name:
Title:

6

EXHIBIT I

NOTICE OF CONVERSION

The undersigned hereby elects to convert $_________________ principal amount of the Note (defined below) together with $________________ of accrued and unpaid interest thereto, totaling $_____________ into that number of shares of Common Stock of Cardax, Inc., a Delaware corporation (the “Company”), to be issued pursuant to the conversion of the Note as set forth below, according to the conditions of the convertible promissory note of the Company dated as of _____________, 2019 (the “Note”), as of the date written below. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. This Notice of Conversion is irrevocable unless otherwise agreed by the Company.

Delivery instructions:

[ ]	The Company shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal At Custodian system (“DWAC Transfer”), provided that such shares are eligible for deposit.

Name of DTC Prime Broker:
DTC Participant Number:
Account Number:

[ ]	The undersigned hereby requests that the Company issue the number of shares of Common Stock set forth below (which numbers are based on the Holder’s calculation attached hereto) in the name(s) and form specified immediately below or, if additional space is necessary, on an attachment hereto:

Name:	____________________________________________________________________
Address:	____________________________________________________________________

Form:	[ ] Physical Certificate [ ] Book Entry

Date of Conversion:
Applicable Conversion Price:	$
Number of Shares of Common Stock to be Issued
Pursuant to Conversion of the Note:
Amount of Principal Balance Due Remaining
Under the Note after this Conversion:	$
Accrued and Unpaid Interest Remaining:	$

[Name of Holder]

By:
Name:	Date
Title: